United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSRS

Certified Shareholder Report of Registered Management
Investment Companies

Investment Company Act file number: 811-05807

Eagle Capital Growth Fund, Inc.
(Exact name of registrant as specified in charter)

205 E. Wisconsin Avenue, Suite 120, Milwaukee, Wisconsin 53202
(Address of principal executive offices) (zip code)

Luke E. Sims, President
Eagle Capital Growth Fund, Inc.
205 E. Wisconsin Avenue
Suite 120
Milwaukee, Wisconsin 53202
(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 765-1107

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS

Eagle Capital Growth Fund, Inc.
Semiannual Report

June 30, 2011

Top Ten Holdings (June 30, 2011)

Company	Market Value	Percentage of Equity Portfolio

Automatic Data Processing, Inc.	$1,791,120	7.5%

Abbott Laboratories Inc.	$1,578,600	6.6%

Guggenheim Enhanced Equity Strategy Fund	$1,435,900	6.0%

Stryker Corp.	$1,291,180	5.4%

Johnson & Johnson	$1,230,620	5.1%

Sigma-Aldrich Corp.	$1,174,080	4.9%

Procter & Gamble Co.	$1,144,260	4.8%

Berkshire Hathaway Inc.	$1,083,460	4.5%

Colgate-Palmolive Co.	$1,048,920	4.4%

Paychex Inc.	$1,044,480	4.4%

Fellow Shareholders,

The first six months of 2011 have been good for the Fund.   Our Fund’s net asset value (NAV) increased 8.8%, putting it ahead of our benchmark (S&P 500 total return), which had a 6.0% return.   (We hate to be redundant, but don’t want our new shareholders to be confused.   We measure performance by looking at NAV; over time the stock price should reflect the underlying NAV.)

During the first six months of 2011, Alcon was acquired by Novartis.  The Fund cashed out its position.  The Fund’s longstanding position in AFLAC was sold early in the year due to our concerns (which were subsequently borne out) about its European portfolio investments.  The Manitowoc Company Inc. is a terrific company, but we sold our shares when the share price rose quickly and our “margin of safety” narrowed.

We fine-tuned some of the Fund’s other positions.  We bought some more Johnson & Johnson and Procter & Gamble.  And we created new positions in Berkshire Hathaway and the Diamond Hill Financial Trends Fund.

Company selection is fundamental to successful investing.   With thousands of publicly-traded securities for investors to choose from, how should an investor decide where to invest?

By discarding inferior companies (and industries), investors reduce their potential investing universe from thousands of companies to hundreds, or fewer.  Investors save themselves from many potential problems and headaches by sticking with only the best companies, or at the very least, by staying away from the marginal companies.

To explore if a company is worthy of owning, investors should ask themselves if the company deserves an investment.  That is, does the company have enough desirable characteristics to warrant an investment?  The profitability of the industry and profitability of the individual company are a couple of the most popular ways to sort the good from the bad.  Other characteristics to consider are the growth prospects of the company, whether management invests cash wisely, and whether the company is vulnerable to technological improvements, among other things.

By limiting any potential investments to “very good” or “excellent” companies, investors can improve their odds dramatically.  Companies have to work really hard to show that they are worthy of investment capital---most aren’t.

We were saddened to learn recently of Kenneth Janke Sr.’s sudden death.  Ken was at various times the Chairman and President of the Fund, and the person responsible for many years for managing the Fund’s portfolio.  We extend to Ken’s family our heartfelt condolences.

We love hearing from our shareholders, subject to our established ground rules.   We can’t (and won’t) discuss any security that we’ve bought or sold but haven’t yet publicly disclosed, nor any security that we’re thinking about buying or selling.   Subject to that broad limitation, we’re happy to entertain any appropriate question or comment.

/s/	/s/

Luke E. Sims	David C. Sims
(C) 414/530-5680	(O) 414/765-1107
E-mail: luke@simscapital.com	E-mail: dave@simscapital.com
July 12, 2011

Eagle Capital Growth Fund, Inc.
Statement of Assets and Liabilities
As of June 30, 2011 (unaudited)

Assets

Common stock--at market value (cost $17,235,316)	$23,911,061
Cash and cash-equivalents	1,402,427
Short-term interest receivable	13
Dividends receivable	37,190
Prepaid fees	13,611
		$25,364,302
Liabilities

Accounts payable	$98
Accrued expenses	2,800
Advisor fee payable	18,010
Stock purchases payable	41,816
		$62,724

Total net assets		$25,301,578

Shareholders' Equity

Common stock- $0.001 par value per share; authorized 50,000,000 shares, outstanding 2,975,426 shares	$2,977
Paid-in capital	16,248,243
Undistributed net investment income	155,498
Undistributed capital gains	2,219,115
Unrealized appreciation on investments	6,675,745

Shareholders' equity		$25,301,578

Net asset value per share		$8.50

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Statement of Operations
For the Six Months Ended June 30, 2011 (unaudited)

Investment Income

Dividends	$309,188
Interest	887
Total investment income		$310,075

Expenses

Advisory fees	$92,005
Legal fees	9,415
Insurance	5,951
Transfer agent	20,296
Directors’ fees and expenses	19,500
Custodian fees	1,875
Listing fee	7,438
Other fees and expenses	9,019
Total expenses		$165,499

Net investment income			$144,576

Realized Gain and Unrealized Appreciation on Investments

Realized gain on investments:
Proceeds from sale of investment securities	$4,320,906
Less: cost of investment securities sold	2,101,791
Net realized gain on investments		$2,219,115

Unrealized appreciation on investments:
Unrealized appreciation at end of period	$6,675,745
Less: unrealized appreciation at beginning of period	6,969,730
Net change in unrealized appreciation on investments		$(293,985)
Net realized gain and unrealized appreciation on investments			$1,934,925

Net increase from operations			$2,079,501

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Statements of Changes in Net Assets

	Year Ended December 31, 2010	Six Months Ended June 30, 2011
		(unaudited)
From Operations:

Net investment income	$238,373	$144,576
Net realized gain on investments	966,044	2,219,115
Net change in unrealized appreciation on investments	1,856,315	(293,985)

Net increase from operations	$3,060,732	$2,069,706

Distributions to Shareholders from:

Net investment income	(224,344)	--
Net realized gain from investment transactions	(608,775)	--

Total distribution	$(833,119)	--

From Capital Stock Transactions:

Dividend reinvestment	--	--
Cash purchases	--	--
Net increase from capital stock transactions	--	--
Increase in net assets	$2,227,613	$2,069,706

Total Net Assets:

Beginning of year	$21,004,259	$23,231,872
End of period (including undistributed net investment income of $10,922 and $155,498)	23,231,872	25,301,578

Shares:

Shares issued to shareholders under the Dividend Reinvestment and Cash Purchase Plan	--	--

Shares at beginning of year	2,975,426	2,975,426
Shares at end of period	2,975,426	2,975,426

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Financial Highlights

For the periods ended December 31:	2006	2007	2008	2009	2010	June 30,
						2011
						(unaudited)
Net asset value at beginning of year	$9.58	$9.55	$8.48	$5.73	$7.06	$7.81
Net investment income	$0.08	$0.07	$0.05	$0.05	$0.08	$0.05
Net realized gain and unrealized appreciation (loss) on investments	$1.07	$(0.26)	$(2.45)	$1.33	$0.95	$0.64
Total from investment operations	$1.15	$(0.19)	$(2.40)	$1.38	$1.03	$0.69

Distribution from:
Net investment income	$(0.08)	$(0.08)	$(0.05)	$(0.05)	$(0.08)	$0.00
Realized gains	$(1.10)	$(0.80)	$(0.30)	$0.00	$(0.20)	$0.00
Total distributions	$(1.18)	$(0.88)	$(0.35)	$(0.05)	$(0.28)	$0.00

Net asset value at end of period	$9.55	$8.48	$5.73	$7.06	$7.81	$8.50

Per share market price, end of period last traded price (A)	$8.00	$8.30	$5.00	$6.39	$6.62	$7.09

Total Investment Return (B):
Based on market value:
1 Year (annualized)	4%	12%	(34%)	29%	8%	30%
5 Year	3%	5%	4%	2%	1%	3%
10 Year	7%	3%	2%	4%	2%	1%
From inception	9%	11%	7%	8%	8%	8%

Based on net asset value
1 Year (annualized)	13%	(2%)	(28%)	24%	15%	30%
5 Year	5%	8%	(3%)	0%	3%	4%
10 Year	9%	7%	1%	3%	2%	3%
From inception	10%	11%	8%	8%	9%	9%

Net assets, end of period (000s omitted)	$26,660	$24,991	$17,052	$21,004	$23,232	$25,302

Ratios to average net assets (annualized):
Ratio of expenses to average net assets	1.50%	1.64%	1.69%	1.67%	1.52%	1.42%

Ratio of net investment income to average net assets	0.85%	0.81%	0.74%	0.84%	1.11%	1.24%

Portfolio turnover (annualized)	7%	16%	37%	37%	62%	25%

Average commission paid per share	$0.06	$0.02	$0.01	$0.01	$0.01	$0.01

(A)	If there was no sale on the valuation date, the bid price for each such date is shown.

(B)	Sims Capital Management LLC became the investment advisor to the Fund on June 1, 2007.

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Portfolio of Investments (as of June 30, 2011) (unaudited)

Common Stock			LEVEL ONE	Percent of Total Investments
				(94.5%)
	Shares	Cost	Market Value
Consumer
Colgate-Palmolive Co.	12,000	$417,940	$1,048,920
PepsiCo Inc.	10,000	168,296	704,300
Procter & Gamble Co.	18,000	1,079,134	1,144,260
			$2,897,480	(11.4%)
Data Processing
Automatic Data Processing, Inc.	34,000	1,278,025	1,791,120
Paychex Inc.	34,000	907,967	1,044,480
			$2,835,600	(11.2%)
Drug/Medical Device
Abbott Laboratories Inc.	30,000	1,522,347	1,578,600
Baxter International	8,000	402,596	477,520
Johnson & Johnson	18,500	824,139	1,230,620
Medtronic, Inc.	17,000	567,183	655,010
Pfizer Inc.	38,737	522,042	797,982
Stryker Corp.	22,000	180,012	1,291,180
			$6,030,912	(23.8%)
Industrial
General Electric Co.	35,000	401,458	660,100
Hillenbrand, Inc.	22,000	446,356	520,300
Sigma-Aldrich Corp.	16,000	498,184	1,174,080
Waters Corp.*	6,000	302,341	574,440
			$2,928,920	(11.6%)
Mutual Fund Managers
Eaton Vance Corp.	22,000	483,869	665,060
Federated Investors, Inc.	40,000	909,365	953,600
			$1,618,660	(6.4%)
Insurance
Berkshire Hathaway Inc. (class B)*	14,000	1,094,767	1,083,460
The Chubb Corporation	16,000	819,772	1,001,760
			$2,085,220	(8.2%)
Retail/Distribution
Best Buy Co. Inc.	31,000	1,057,843	973,710
The Home Depot, Inc.	28,000	758,910	1,014,160
Lowe's Companies Inc.	35,000	708,771	815,850
Sysco Corp.	27,000	309,199	841,860
			$3,645,580	(14.5%)
Closed-End Mutual Funds
Diamond Hill Financial Trends Fund, Inc.	43,938	441,149	432,789
Guggenheim Enhanced Equity Strategy Fund	83,000	1,133,654	1,435,900
			$1,868,689	(7.4%)
Total common stock investments			$23,911,061
Cash and cash equivalents (5.5% of total investments)			1,402,427
Total investments			$25,313,488
All other assets less liabilities			(11,910)
Total net assets			$25,301,578

*Non-dividend paying security

See Notes to Financial Statements.

Notes to Financial Statements

(1)	Organization.

Eagle Capital Growth Fund, Inc., a Maryland corporation (“Fund”), is a diversified closed-end investment company subject to the Investment Company Act of 1940.

(2)	Significant Accounting Policies.

The following is a summary of the significant accounting policies followed by the Fund not otherwise set forth in the Notes to the Financial Statements:

Dividends and distributions—Dividends from the Fund’s net investment income and realized net long- and short-term capital gains will be declared and distributed at least annually.

Investments—Investments in equity securities are stated at market value, which is determined based on quoted market prices or dealer quotes.  If no such price is available on the valuation date, the Board of Directors has determined that the most recent market price be used.  The Fund uses the amortized cost method to determine the carrying value of short-term debt obligations.  Under this method, investment securities are valued for both financial reporting and Federal tax purposes at amortized cost, which approximates fair value.  Any discount or premium is amortized from the date of acquisition to maturity.  Investment security purchases and sales are accounted for on a trade date basis.  Interest income is accrued on a daily basis while dividends are included in income on the ex-dividend date.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal income taxes—The Fund intends to comply with the general qualification requirements of the Internal Revenue Code applicable to regulated investment companies such as the Fund.  The Fund plans to distribute annually at least 90% of its taxable income, including net long-term capital gains, to its shareholders.  In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year an amount equal to at least 98% of its net investment income and 98% of its net realized capital gains (including undistributed amounts from previous years).

The following information is based upon the Federal income tax basis of portfolio investments as of June 30, 2011:

Gross unrealized appreciation	$6,796,694
Gross unrealized depreciation	(120,949)
Net unrealized appreciation	$6,675,745

Federal income tax basis	$17,235,316

Expenses—The Fund’s service providers bear all of their expenses in connection with the performance of their services.  The Fund bears all of its expenses incurred in connection with its operations including, but not limited to, investment advisory fees (as discussed in Note 3), legal and audit fees, taxes, insurance, shareholder reporting and other related costs.  As noted in Note 3, the Fund’s investment advisor, as part of its responsibilities under the Investment Advisory Agreement, is required to provide certain internal administrative services to the Fund at such investment advisor’s expense.  The Investment Advisory Agreement provides that the Fund may not incur annual aggregate expenses in excess of two percent (2%) of the first $10 million of the Fund’s average net assets, one and a half percent (1.5%) of the next $20 million of the average net assets, and one percent (1%) of the remaining average net assets for any fiscal year.  Any excess expenses are the responsibility of the investment advisor.

Fair Value Accounting—Accounting standards require certain assets and liabilities be reported at fair value in the financial statements and provides a framework for establishing that fair value. The framework for determining fair value is based on a hierarchy that prioritizes the inputs and valuation techniques used to measure fair value.

In general, fair values determined by Level 1 inputs use quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Fair values determined by Level 2 inputs use other inputs that are observable, either directly or indirectly. These Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and other inputs such as interest rates and yield curves that are observable at commonly quoted intervals.

Level 3 inputs are unobservable inputs, including inputs that are available in situations where there is little, if any, market activity for the related asset. These level 3 fair value measurements are based primarily on management’s own estimates using pricing models, discounted cash flow methodologies, or similar techniques taking into account the characteristics of the asset.

(3)	Certain Service Provider Arrangements

Investment advisor— For its services under the Investment Advisory Agreement, the investment advisor receives a monthly fee calculated at an annual rate of three-quarters of one percent (0.75%) of the weekly average net asset value of the Fund, as long as the weekly average net asset value is at least $3.8 million.  The investment advisor is not entitled to any compensation for any week in which the average weekly net asset value falls below $3.8 million.  Pursuant to the Investment Advisory Agreement, the investment advisor is required to provide certain internal administrative services to the Fund at the investment advisor’s expense.

Effective June 1, 2007, following shareholder approval of the Investment Advisory Agreement, Sims Capital Management LLC (“SCM”) began serving as the Fund’s investment advisor.  Pursuant to the Investment Advisory Agreement, SCM is responsible for the management of the Fund’s portfolio, subject to oversight by the Fund’s Board of Directors.  SCM is 50% owned by Luke E. Sims, the President, CEO and a Director of the Fund, as well as an owner of more than five percent of the Fund’s outstanding shares.  David C. Sims, the Fund’s Chief Financial Officer, Chief Compliance Officer and Secretary owns the remaining 50% of SCM.

Custodian—Bank of America Corporation serves as the Fund’s custodian pursuant to a custodian agreement. As the Fund’s custodian, Bank of America receives fees for services provided including, but not limited to, an annual account charge, annual security fee, security transaction fee and statement of inventory fee, and reimbursement for its out-of-pocket expenses.

Transfer Agent—Transfer agent American Stock Transfer & Trust Company (“AST”) serves as the Fund’s transfer agent and dividend disbursing agent.  AST receives fees for services provided including, but not limited to, account maintenance fees, activity and transaction processing fees and reimbursement for its out-of-pocket expenses.  AST also acts as the agent under the Fund’s Dividend Reinvestment and Cash Purchase Plan.

(4)	Dividend Reinvestment and Cash Purchase Plan.

The Fund has a Dividend Reinvestment and Cash Purchase Plan (“Plan”) which allows shareholders to reinvest cash dividends and make cash contributions.  Pursuant to the terms of the Plan, cash dividends may be used by the Plan agent to either purchase shares from the Fund or in the open market, depending on the most favorable pricing available to Plan participants.  Voluntary cash contributions from Plan participants are used to purchase Fund shares in the open market.  A complete copy of the Plan is available on the Fund’s website (www.eaglecapitalgrowthfund.com) or from AST, the Plan agent.

(5)	Fund Investment Transactions

Purchases and sales of securities, other than short-term securities, for the six-month period ended June 30, 2011 were $2,101,791 and $4,320,906, respectively.

(6)	Financial Highlights.

The Financial Highlights present a per share analysis of how the Fund’s net asset value has changed during the periods presented.  Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements.  The total investment return based on market value assumes that shareholders bought into the Fund at the bid price and sold out of the Fund at the bid price.  In reality, shareholders buy into the Fund at the asked price and sell out of the Fund at the bid price.  Therefore, actual returns may differ from the amounts shown.

2011 Annual Shareholder Meeting

The Fund’s 2011 annual meeting of shareholders (“Annual Meeting”) was held on April 21, 2011, for the following purposes:

1.	To elect a Board of seven (7) Directors.

2.	To ratify the selection of Plante & Moran, PLLC as the independent registered public accountants of the Fund for the calendar year ending December 31, 2011.

The following directors were elected under Proposal 1: Robert M. Bilkie, Jr., Phillip J. Hanrahan, Carl A. Holth, Peggy L. Schmeltz, Luke E. Sims, Donald G. Tyler, and Neal F. Zalenko.  Under Proposal 2, shareholders ratified the selection of Plante & Moran, PLLC as the Fund’s independent registered public accountants for the 2011 calendar year.

Tabulation Report
Proposal 1 – Election of Directors
	For	Withheld
Robert M. Bilkie, Jr.	1,855,372	111,450
Phillip J. Hanrahan	1,812,406	154,415
Carl A. Holth	1,835,355	131,467
Peggy L. Schmeltz	1,883,039	83,782
Luke E. Sims	1,870,779	96,042
Donald G. Tyler	1,808,105	158,716
Neal F. Zalenko	1,819,476	147,346

Proposal 2 –  Ratification of Plante & Moran, PLLC

For	Against	Abstain	Withheld
1,900,272	56,698	9,852	0

Total shares issued and outstanding on record date: 2,975,426

Compensation.

The following tables set forth the aggregate compensation paid to all Fund directors for the period ended June 30, 2011.  Directors who are not “interested persons” of the Fund receive an annual retainer of $6,000 a year, paid in equal quarterly installments, and directors attending Board committee meetings are paid $500 for each meeting.  Directors who are “interested persons” of the Fund are not entitled to receive directors’ fees.  Directors are reimbursed for out-of-pocket expenses in connection with attending Board meetings.

Luke E. Sims, who is deemed to be an “interested person” of the Fund, is not entitled to receive directors’ fees from the Fund.

No Fund officer receives compensation in his capacity as an officer of the Fund.  Fund officers are: Luke E. Sims, President and Chief Executive Officer; and David C. Sims, Chief Financial Officer, Chief Compliance Officer, and Secretary.  Robert M. Bilkie, Jr. is the Fund’s Chairman, which is not an executive officer position.

The Fund is not part of a family of investment companies.

Directors who are “interested persons” of the Fund:

Name, Position	Aggregate Compensation From Fund Expenses to Directors	Pension or Retirement Benefits Accrued as part of Fund Retirement	Estimated Annual Benefits upon Complex paid	Total Compensation from Fund and

Luke E. Sims,
Director, President,
CEO	None	None	None	None

Directors who are not “interested persons” of the Fund:

Name, Position	Aggregate Compensation From Fund Expenses	Pension or Retirement Benefits Accrued as part of Fund Retirement	Estimated Annual Benefits upon Complex paid	Total Compensation from Fund and to Directors

Robert M. Bilkie, Jr.,
Director	$3,000	None	None	$3,000

Phillip J. Hanrahan
Director	$3,500	None	None	$3,500

Carl A. Holth,
Director	$3,500	None	None	$3,500

Peggy L. Schmeltz,
Director	$3,000	None	None	$3,000

Donald G. Tyler,
Director	$3,000	None	None	$3,000

Neal F. Zalenko,
Director	$3,500	None	None	$3,500

Board of Directors

Robert M. Bilkie, Jr.	Carl A. Holth	Phillip J. Hanrahan
Chairman of the Board	Director	Director
Southfield, MI	Clinton Twp., MI	Whitefish Bay, WI

Peggy L. Schmeltz	Luke E. Sims	Donald G. Tyler
Director	President & Chief Executive Officer	Director
Bowling Green, OH	Milwaukee, WI	Shorewood, WI

Neal F. Zalenko
Director
Birmingham, MI

Shareholder Information

Trading.   Fund shares trade under the symbol GRF on the NYSE Amex.

Fund Stock Repurchases.   The Fund is authorized, from time to time, to repurchase its shares in the open market, in private transactions or otherwise, at a price or prices reasonably related to the then prevailing market price.

Dividend Reinvestment and Cash Purchase Plan.   By participating in the Fund’s Dividend Reinvestment and Cash Purchase Plan (“Plan”), you can automatically reinvest your cash dividends in additional Fund shares without paying brokerage commissions.   A copy of the plan is included in the Annual Report.

Alternatively, you can secure a copy of the Plan from the Fund’s website (www.eaglecapitalgrowthfund.com) or by contacting American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, telephone number (800) 937-5449.

Dividend Checks/Stock Certificates/Address Changes/Etc.   If you have a question about lost or misplaced dividend checks or stock certificates, have an address change to report, or have a comparable shareholder issue or question, please contact the Fund’s transfer agent, American Stock Transfer and Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, telephone number (800) 937-5449.

Proxy Voting.   The Fund typically votes by proxy the shares of portfolio companies.   If you’d like information about the policies and procedures that the Fund follows in voting, or how the Fund has voted on a particular issue or matter during the most recent 12-month period ended June 30, 2011, you can get that information (Form N-PX) from the SEC’s website (www.sec.gov) or the Fund’s website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107 (collect) or by sending an e-mail request (to dave@simscapital.com).

Fund Privacy Policy/Customer Privacy Notice (January 1, 2011).   We collect nonpublic personal information about you from the following sources:  (i) information we receive from you on applications or other forms and (ii) information about your transactions with us or others.   We do not disclose any nonpublic personal information about you to anyone, except as permitted by law, and as follows.   We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.   If you decide to close your account(s) or no longer be a shareholder of record, we will adhere to the privacy policies and practices as described in this notice.   We restrict access to your personal and account information to those employees who need to know that information to provide services to you.  We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.  In this notice, the term “we” refers to the Fund, Eagle Capital Growth Fund, Inc.

Additional Information.   The Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (SEC) as of the end of the first and third calendar quarters on SEC Form N-Q.   You can obtain copies of these filings, and other information about the Fund, from the SEC’s website (www.sec.gov) or from the Fund’s website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107.  The Fund’s Forms N-Q can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and you can obtain information about the operation of the Public Reference Room by calling the SEC at (800) 732-0330.

Electronic Distribution of Shareholder Reports and Other Communications.   If you’d like to receive copies of the Fund’s annual report, semiannual report, proxy statement, press releases and other comparable communications electronically, please provide your e-mail address to dave@simscapital.com.  By providing your e-mail address to the Fund, you are consenting to the Fund sending the identified materials to you by e-mail.

General Inquiries.   If you have a question or comment on any matter not addressed above, please contact the Fund (Eagle Capital Growth Fund, Inc.) at 205 E. Wisconsin Avenue, Suite 120, Milwaukee, WI 53202, telephone number (414) 765-1107, or the Fund’s investment advisor, Sims Capital Management LLC (dave@simscapital.com).

ITEM 2.	CODE OF ETHICS

The Fund has adopted a Code of Ethics that applies to the Fund’s principal executive officer, principal financial officer, and others performing similar duties.  A copy of the Code of Ethics is not required for the semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not required for the semi-annual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for the semi-annual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required for the semi-annual report.

ITEM 6.	INVESTMENTS.

The Fund’s investments are included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not required for the semi-annual report.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required for the semi-annual report.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(i) As of June 30, 2011, an evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) was performed under the supervision and with the participation of the registrant’s President and Chief Executive Officer (the principal executive officer) and the Chief Financial Officer (the principal financial officer). Based on that evaluation, the registrant’s President and Chief Executive Officer and Chief Financial Officer concluded that the registrant’s controls and procedures are effectively designed to ensure that information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time periods required by the Commission’s rules and forms, and that information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, or persons performing similar functions as appropriate, to allow timely decisions regarding required disclosure.

(ii) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(A)(1)              Not applicable.

(A)(2)(i)          Certification of principal executive officer as required by Rule 30a-2(a) under the Act, — attached hereto as Exhibit 99.1.

(A)(2)(ii)         Certification of principal financial officer as required by Rule 30a-2(a) under the Act, — attached hereto as Exhibit 99.2.